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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22260

RMR REAL ESTATE INCOME FUND
(Exact name of registrant as specified in charter)
 TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Fernando Diaz, President RMR Real Estate Income Fund Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036-6522
Karen Jacoppo-Wood, Esq. State Street Bank and Trust Company 2 Copley Place, 3rd Floor Boston, Massachusetts 02116

Registrant's telephone number, including area code: (617) 332-9530
Date of fiscal year end: December 31
Date of reporting period: December 31, 2014

Item 1.    Reports to Stockholders.

RMR REAL ESTATE INCOME FUND
ANNUAL REPORT
December 31, 2014

RMR Real Estate Income Fund

NOTICE CONCERNING INFORMATION CONTAINED IN THIS REPORT

  •
  ON JANUARY 20, 2012, OLD RMR REAL ESTATE INCOME FUND MERGED WITH AND INTO RMR ASIA PACIFIC REAL ESTATE FUND. IN CONNECTION WITH THE MERGER, RMR ASIA PACIFIC REAL ESTATE FUND CHANGED ITS FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS TO BE IDENTICAL TO THOSE OF OLD RMR REAL ESTATE INCOME FUND. THEREAFTER THE RMR ASIA PACIFIC REAL ESTATE FUND HAS BEEN NAMED THE RMR REAL ESTATE INCOME FUND AND IT HAS INVESTED PRINCIPALLY IN SECURITIES ISSUED BY U.S. REAL ESTATE INVESTMENT TRUSTS.

  •
  PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF THE FUND'S PORTFOLIO. PERFORMANCE DATA FOR RMR REAL ESTATE INCOME FUND PRIOR TO JANUARY 20, 2012 REFLECTS THE PERFORMANCE OF OLD RMR REAL ESTATE INCOME FUND, WHICH WAS MERGED INTO RMR ASIA PACIFIC REAL ESTATE FUND ON JANUARY 20, 2012. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS.

  •
  IF RMR ADVISORS, INC., OR RMR ADVISORS OR THE ADVISOR, HAD NOT WAIVED FEES DURING CERTAIN PERIODS, THE FUND'S RETURNS WOULD HAVE BEEN REDUCED.

  •
  THE FUND IS A CLOSED END INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 WHOSE COMMON SHARES ARE TRADED ON A NATIONAL SECURITIES EXCHANGE. INVESTORS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES BEFORE PURCHASING ANY SHARES OF THE FUND. AN INVESTMENT IN THE FUND'S SHARES IS SUBJECT TO MATERIAL RISKS.

  •
  FOR MORE INFORMATION ABOUT THE FUND PLEASE VISIT WWW.RMRFUNDS.COM, CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165 OR REFER TO THE FUND'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE AT WWW.SEC.GOV.

NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED AT THE PRINCIPAL OFFICE OF THE FUND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE FUND SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE FUND. ALL PERSONS DEALING WITH THE FUND IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THE FUND FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

 NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP

SUBJECT TO CERTAIN EXCEPTIONS, THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND CONTAINS PROVISIONS WHICH LIMIT OWNERSHIP BY ANY SHAREHOLDER OR GROUP OF SHAREHOLDERS WHO ARE AFFILIATED OR ACTING TOGETHER TO 9.8% OF THE TOTAL SHARES, OR ANY CLASS OR SERIES OF SHARES, OUTSTANDING OF RMR REAL ESTATE INCOME FUND.

To our shareholders,

In the pages that follow, you will find data summarizing the Fund's financial results for the year ended December 31, 2014 and financial position as of December 31, 2014. We encourage you to read the information contained in this report and to view our website at www.rmrfunds.com* where the most recent information and important announcements regarding the Fund are posted.

Relevant Market Conditions

Real Estate Industry Fundamentals.    The U.S. economy continued to improve during 2014 despite a slowdown in global economic activity. U.S. gross domestic product (GDP) contracted by 2.1% during the first three months of the year primarily due to the unusually cold weather in many parts of the country. GDP growth rebounded during the second, third and fourth quarters, up 4.6%, 5.0% and 2.6% above the comparable year earlier periods, respectively, suggesting that gains in economic growth were merely delayed by the weather. During the year, the U.S. economy created an average of 260,000 new jobs per month (according to the Bureau of Labor Statistics), compared to 194,000 per month in 2013, and the unemployment rate dropped from 6.7% to 5.6%. In October 2014, the Fed exited its bond buying program, but government bond yields in the U.S. and other developed economies remained lower than at the beginning of the year because central banks throughout the world began in highly accommodative monetary policies, in an effort to fight slowing economic growth and deflationary pressures in their countries and regions.

The recovery in commercial real estate fundamentals continued during 2014. Demand for space was strong during the year as a result of strong job growth in the U.S. while new construction levels remained below historical levels. The combination of higher demand for commercial real estate and low levels of new construction drove the occupancy rate for publicly listed REITs to an all-time high of 94.5%. The apartment sector benefitted from increased demand during the year as a result of healthy job growth and demographic trends which seem to favor renting to owning residential real estate. For example, individuals in the 20 to 35 age cohort have a tendency to rent apartments rather than own a home because they want to be located in major metro areas where they can have shorter commutes to work and ready access to entertainment venues. In addition, individuals in this age cohort are getting married and having children later in life, which is helping apartment landlords retain this group of renters for longer periods of time. Retail landlords benefitted from the drop in oil prices as consumers had more disposable income. With very limited new construction, retail landlords remained focused on improving their portfolio quality via redevelopment opportunities in their existing properties. Demand for office space increased throughout the year, particularly in cities such as New York City and San Francisco driven by increasing employment in the TAMI (technology, advertising, media and information) industries. In many suburban markets, however, landlords are still working to increase occupancy before they can achieve better pricing power.

Many real estate companies took advantage of lower interest rates during the year to refinance debt at attractive rates. Lower interest expense, along with the overall improvement in real estate operating fundamentals, allowed many companies to increase their dividend distributions during 2014. Throughout the year (according to SNL Financial), 115 U.S. real estate companies increased their dividends, compared to 102 companies in 2013.

*
The internet address for the Fund is included several times in this annual report as a textual reference only. The information on the website is not incorporated by reference into this annual report.

Real estate companies remained active in the capital markets during 2014, raising close to $62 billion in capital (according to SNL Financial). During the year, REITs raised $35 billion in debt capital and $24 billion in common equity capital. The REIT preferred market experienced lower new issuance volumes in 2014: approximately $3 billion was raised in the REIT preferred market during 2014 compared to about $6 billion in the prior year. For a second year in a row, the retail REIT sector was the most active REIT property type in capital raised during 2014, with approximately $12 billion raised, followed by the specialty sector with close to $11 billion raised during the year.

Real Estate Securities Technicals.    The market for REIT common shares, as measured by the MSCI U.S. REIT Total Return Index, or the RMS Index (an unmanaged index of REIT common stocks), was up 30.4% on a total return basis (i.e., share price changes and dividends combined) during 2014, outperforming the S&P 500 Index total return of 13.7%.

After significantly underperforming the S&P 500 during 2013, on higher interest rate fears, investors rotated back into REITs during 2014 as interest rates moved lower during the year. There were periods during 2014 when interest rates rose on market expectations of rate increases in the United States, which negatively impacted the value of REIT securities disproportionately to the overall market. However, rates later decreased as market expectations changed because government bond yields across the world decreased as a result of accommodative monetary policies by central banks to fight slowing economic activity and lower inflation. Another factor that contributed to the outperformance of REIT shares during the year was a significant level of merger and acquisition activity. According to SNL Financial, there were 16 REIT M&A deals announced during 2014, accounting for about $42 billion in transaction activity.

The best performing REIT sectors for 2014, according to the National Association of Real Estate Investment Trusts, were the manufactured housing and apartment sectors with total returns of 46.2% and 39.6%, respectively. The sector with the lowest return for 2014 was the triple net sector with a total return of 9.7%.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders by investing in real estate companies, including REITs. Our secondary investment objective is capital appreciation. There can be no assurances that we will meet our investment objectives.

During the twelve months ended December 31, 2014, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was 34.8%. During that same period, the total return for the RMS Index, was 30.4%. The annualized distribution rate on our NAV at December 31, 2014, based on our annualized fourth quarter dividend, was 5.2%.

During the twelve months ended December 31, 2014, our total return on the market price of our common shares (including hypothetical reinvestment of distributions at market price), was 31.7%. The annualized distribution rate on the market price of our common shares at December 31, 2014, based on our annualized fourth quarter dividend, was 6.3%.

The Fund's outperformance versus the RMS Index during 2014 was primarily due to a larger concentration of higher yielding securities in the Fund's portfolio versus in the RMS Index. In addition,

our security selection of REIT common securities in the apartment, hotel and manfuctured homes sectors contributed positively to the Fund's outperformance versus the RMS Index.

Thank you for your continued support.

Sincerely,

Fernando Diaz
President
February 20, 2015

RMR Real Estate Income Fund

Portfolio holdings by sub-sector as a percentage of investments
(as of December 31, 2014)* (unaudited)

REITs
Lodging/Resorts	16%
Health Care	12%
Office	12%
Shopping Centers	11%
Diversified	11%
Apartments	10%
Others, less than 10% each	25%

Total REITs	97%
Other, including short term investments	3%

Total investments	100%

Portfolio holdings by type of security (as of December 31, 2014)* (unaudited)

Common Securities	68%
Preferred Securities	31%
Other, including short term investments	1%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector or type of security as a percentage of total portfolio holdings based on fair value as of the date indicated and do not match the percentages included in the Portfolio of Investments schedule which represents the Fund's portfolio holdings by sub-sector or type of security as a percentage of the Fund's net assets.

RMR Real Estate Income Fund

Portfolio of Investments – December 31, 2014

Company	Shares	Value

COMMON STOCKS – 94.2% REAL ESTATE INVESTMENT TRUSTS – 91.1%
APARTMENTS – 14.0%
American Campus Communities, Inc. (a)	25,900	$1,071,224
Apartment Investment & Management Co. (a)	28,745	1,067,877
Associated Estates Realty Corp. (a)	226,231	5,250,822
AvalonBay Communities, Inc. (a)	26,875	4,391,106
Camden Property Trust	5,000	369,200
Campus Crest Communities, Inc.	33,628	245,821
Equity Residential (a)	74,000	5,316,160
Essex Property Trust, Inc. (a)	10,500	2,169,300
Home Properties, Inc. (a)	14,000	918,400
Independence Realty Trust, Inc.	303,514	2,825,715
Mid-America Apartment Communities, Inc. (a)	18,000	1,344,240
Post Properties, Inc. (a)	14,600	858,042
UDR, Inc. (a)	39,000	1,201,980

		27,029,887
DIVERSIFIED – 11.3%
Digital Realty Trust, Inc. (a)	36,000	2,386,800
DuPont Fabros Technology, Inc. (a)	20,500	681,420
EPR Properties (a)	97,950	5,644,858
Gramercy Property Trust, Inc.	61,000	420,900
Investors Real Estate Trust	62,746	512,635
Lexington Realty Trust (a)	339,058	3,722,857
One Liberty Properties, Inc.	11,391	269,625
Vornado Realty Trust (a)(b)	47,835	5,630,658
Washington Real Estate Investment Trust	28,000	774,480
Whitestone REIT	58,502	883,965
WP Carey, Inc.	11,000	771,100

		21,699,298
FREE STANDING – 5.4%
Agree Realty Corp.	10,808	336,021
American Realty Capital Properties, Inc.	238,716	2,160,380
Getty Realty Corp. (a)	22,000	400,620
National Retail Properties, Inc. (a)(b)	126,000	4,960,620
Realty Income Corp. (a)	51,900	2,476,149

		10,333,790
HEALTH CARE – 16.2%
HCP, Inc. (a)(b)	116,530	$5,130,816
Health Care REIT, Inc. (a)(b)	29,200	2,209,564
Healthcare Realty Trust, Inc. (a)	40,300	1,100,996
LTC Properties, Inc. (a)	58,897	2,542,583
Medical Properties Trust, Inc. (a)(b)	367,320	5,061,670
National Health Investors, Inc. (a)	58,958	4,124,702
Omega Healthcare Investors, Inc. (a)(b)	23,898	933,695
Physicians Realty Trust	120,012	1,992,199
Sabra Health Care REIT, Inc. (a)	61,500	1,867,755
Ventas, Inc. (a)	86,500	6,202,050

		31,166,030
INDUSTRIAL – 3.1%
DCT Industrial Trust, Inc.	37,362	1,332,329
EastGroup Properties, Inc. (a)	5,179	327,934
Prologis, Inc. (a)	49,088	2,112,257
Rexford Industrial Realty, Inc.	10,000	157,100
STAG Industrial, Inc. (a)	81,209	1,989,620

		5,919,240
LODGING/RESORTS – 7.3%
Ashford Hospitality Prime, Inc.	11,000	188,760
Ashford Hospitality Trust, Inc. (a)	55,000	576,400
Chatham Lodging Trust	46,000	1,332,620
Chesapeake Lodging Trust (a)	71,700	2,667,957
DiamondRock Hospitality Co. (a)	55,603	826,817
Hersha Hospitality Trust (a)	390,583	2,745,798
Host Hotels & Resorts, Inc. (a)	24,000	570,480
LaSalle Hotel Properties (a)	10,000	404,700
Pebblebrook Hotel Trust (a)	43,100	1,966,653
RLJ Lodging Trust (a)	44,400	1,488,732
Strategic Hotels & Resorts, Inc. (c)	1,500	19,845
Summit Hotel Properties, Inc. (a)	98,203	1,221,645
Supertel Hospitality, Inc. (c)	21,160	48,880

		14,059,287
MANUFACTURED HOMES – 2.7%
Sun Communities, Inc. (a)	67,856	4,102,574
UMH Properties, Inc.	112,334	1,072,789

		5,175,363

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued

Company	Shares	Value

COMMON STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
MIXED OFFICE/INDUSTRIAL – 2.8%
Chambers Street Properties	89,900	$724,594
Duke Realty Corp. (a)	46,100	931,220
First Potomac Realty Trust (a)(b)	66,365	820,272
Gladstone Commercial Corp.	22,742	390,480
Liberty Property Trust (a)	69,737	2,624,203

		5,490,769
MORTGAGE – 0.8%
Annaly Capital Management, Inc. (a)	85,000	918,850
ARMOUR Residential REIT, Inc.	120,000	441,600
RAIT Financial Trust	37,166	285,063

		1,645,513
OFFICE – 12.4%
Alexandria Real Estate Equities, Inc. (a)	34,100	3,026,034
BioMed Realty Trust, Inc. (a)	65,000	1,400,100
Boston Properties, Inc. (a)	24,100	3,101,429
Brandywine Realty Trust (a)	165,300	2,641,494
City Office REIT, Inc.	120,000	1,536,000
Corporate Office Properties Trust (a)	68,500	1,943,345
Douglas Emmett, Inc. (a)	39,322	1,116,745
Franklin Street Properties Corp. (a)	62,990	772,887
Highwoods Properties, Inc. (a)(b)	50,000	2,214,000
Kilroy Realty Corp. (a)	28,600	1,975,402
Mack-Cali Realty Corp. (a)	58,030	1,106,052
Piedmont Office Realty Trust, Inc.	20,000	376,800
SL Green Realty Corp. (a)	22,900	2,725,558

		23,935,846
REGIONAL MALLS – 7.5%
CBL & Associates Properties, Inc. (a)	84,000	1,631,280
General Growth Properties, Inc.	20,000	562,600
Pennsylvania Real Estate Investment Trust (a)(b)	127,628	2,994,153
Simon Property Group, Inc. (a)(b)	29,227	5,322,529
Taubman Centers, Inc.	10,000	764,200
The Macerich Co. (a)(b)	28,470	2,374,683
Washington Prime Group, Inc. (a)	49,148	846,328

		14,495,773
SHOPPING CENTERS – 6.3%
Cedar Realty Trust, Inc. (a)	103,627	$760,622
DDR Corp. (a)	62,000	1,138,320
Excel Trust, Inc. (a)	113,568	1,520,676
Inland Real Estate Corp. (a)	156,300	1,711,485
Kimco Realty Corp. (a)	110,000	2,765,400
Kite Realty Group Trust (a)	40,125	1,153,192
Retail Properties of America, Inc.	24,500	408,905
Weingarten Realty Investors (a)	76,500	2,671,380

		12,129,980
STORAGE – 1.3%
CubeSmart (a)	15,000	331,050
Public Storage (a)(b)	11,400	2,107,290

		2,438,340
Total Real Estate Investment Trusts (Cost $128,328,224)		175,519,116
OTHER – 3.1%
Beazer Homes USA, Inc. (c)	7,000	135,520
Carador PLC (d)	5,496,600	4,922,975
Farmland Partners, Inc.	45,000	468,450
Peak Resorts, Inc.	50,000	400,000
Total Other (Cost $8,606,168)		5,926,945
Total Common Stocks (Cost $136,934,392)		181,446,061
PREFERRED STOCKS – 42.7%
REAL ESTATE INVESTMENT TRUSTS – 42.7%
APARTMENTS – 0.6%
Apartment Investment & Management Co., Series Z (a)	15,000	387,600
Campus Crest Communities, Inc., Series A	30,000	761,700

		1,149,300
DIVERSIFIED – 4.0%
Coresite Realty Corp., Series A	30,000	768,300
Digital Realty Trust, Inc., Series F (a)	25,000	637,500
Digital Realty Trust, Inc., Series G	30,000	690,600
DuPont Fabros Technology, Inc., Series B (a)	50,394	1,286,055
EPR Properties, Series E (a)(e)	16,400	518,076
EPR Properties, Series F (a)	40,000	1,008,000
Investors Real Estate Trust, Series B	70,000	1,810,200
Winthrop Realty Trust	40,000	1,036,400

		7,755,131

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued

Company	Shares	Value

PREFERRED STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
HEALTH CARE – 0.9%
Sabra Health Care REIT, Inc., Series A	60,600	$1,644,684
INDUSTRIAL – 0.7%
STAG Industrial, Inc., Series B	35,000	888,650
Terreno Realty Corp., Series A	20,000	518,300

		1,406,950
LODGING/RESORTS – 15.0%
Ashford Hospitality Trust, Series A	95,482	2,461,526
Ashford Hospitality Trust, Series D	205,756	5,252,951
Ashford Hospitality Trust, Series E	45,000	1,191,600
Chesapeake Lodging Trust, Series A	65,000	1,714,050
FelCor Lodging Trust, Inc., Series A (e)	73,500	1,877,190
FelCor Lodging Trust, Inc., Series C	124,813	3,180,235
Hersha Hospitality Trust, Series B (a)	80,498	2,074,433
Hersha Hospitality Trust, Series C (a)	46,000	1,179,900
Pebblebrook Hotel Trust, Series A (a)	14,500	376,058
Pebblebrook Hotel Trust, Series B (a)	23,500	618,990
Pebblebrook Hotel Trust, Series C (a)	78,684	2,004,868
Strategic Hotels & Resorts, Inc., Series B (a)(b)	105,200	2,667,346
Summit Hotel Properties, Inc., Series A (a)	10,000	277,450
Summit Hotel Properties, Inc., Series B (a)	8,000	210,160
Summit Hotel Properties, Inc., Series C (a)	37,582	956,462
Sunstone Hotel Investors, Inc., Series D (a)	108,739	2,853,311

		28,896,530
MANUFACTURED HOMES – 1.0%
Sun Communities, Inc., Series A (a)	40,000	1,027,200
UMH Properties, Inc., Series A	37,500	990,750

		2,017,950
MIXED OFFICE/INDUSTRIAL – 1.1%
First Potomac Realty Trust, Series A	80,000	$2,052,000
MORTGAGE – 3.7%
Arbor Realty Trust, Inc., Series B	27,453	678,089
ARMOUR Residential REIT, Inc., Series B	30,000	720,300
MFA Financial, Inc., Series B	40,000	980,000
New York Mortgage Trust, Inc., Series B	37,000	910,200
NorthStar Realty Finance Corp., Series B	500	12,440
NorthStar Realty Finance Corp., Series D	13,000	325,780
NorthStar Realty Finance Corp., Series E	30,000	756,900
RAIT Financial Trust, Series A	100,000	2,332,000
RAIT Financial Trust, Series B	19,427	483,732

		7,199,441
OFFICE – 3.5%
Brandywine Realty Trust, Series E (a)	23,000	606,050
Corporate Office Properties Trust, Series L	110,000	2,868,800
Hudson Pacific Properties, Inc., Series B (a)	20,000	523,780
Kilroy Realty Corp., Series G (a)(b)	65,000	1,678,300
SL Green Realty Corp., Series I (a)	40,000	1,019,600

		6,696,530
REGIONAL MALLS – 3.6%
CBL & Associates Properties, Inc., Series D (a)(b)	60,761	1,531,177
CBL & Associates Properties, Inc., Series E	15,000	376,800
Glimcher Realty Trust (a)	30,000	768,300
Glimcher Realty Trust, Series G (a)	63,029	1,578,877
Glimcher Realty Trust, Series H (a)	45,000	1,187,100
Pennsylvania Real Estate Investment Trust, Series A	20,000	526,600
Pennsylvania Real Estate Investment Trust, Series B	40,000	1,024,000

		6,992,854

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued

Company	Shares	Value

PREFERRED STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
SHOPPING CENTERS – 8.6%
Cedar Realty Trust, Inc., Series B	131,829	$3,464,466
DDR Corp., Series J (a)	45,586	1,161,076
DDR Corp., Series K (a)	86,000	2,151,720
Excel Trust, Inc., Series B	65,000	1,725,100
Inland Real Estate Corp., Series A	100,000	2,633,000
Kite Realty Group Trust, Series A (a)(b)	77,000	2,008,160
Retail Properties of America, Inc., Series A	70,000	1,834,000
Saul Centers, Inc., Series C	38,737	1,042,800
Urstadt Biddle Properties, Inc., Series F (a)	20,000	520,000

		16,540,322
Total Real Estate Investment Trusts (Cost $75,006,397)		82,351,692
Total Preferred Stocks (Cost $75,006,397)		82,351,692

		Value

INVESTMENT COMPANIES – 1.4%
BlackRock Credit Allocation Income Trust	19,451	251,307
Cohen & Steers Quality Income Realty Fund, Inc. (a)	100,297	1,222,620
Eaton Vance Enhanced Equity Income Fund II	35,188	486,650
Nuveen Real Estate Income Fund (a)	66,375	763,313
Total Investment Companies (Cost $2,701,979)		2,723,890
SHORT-TERM INVESTMENTS – 0.7%
MONEY MARKET FUNDS – 0.7%
Dreyfus Cash Management Fund, Institutional Shares, 0.03% (f) (Cost $1,278,100)	1,278,100	1,278,100
Total Investments – 139.0% (Cost $215,920,868)		267,799,743
Other assets less liabilities – 0.8%		$1,498,517
Revolving credit facility – (31.1)%		(60,000,000)
Preferred Shares, at liquidation preference – (8.7)%		(16,675,000)
Net Assets – 100.0%		$192,623,260

Notes to Portfolio of Investments

(a)
As of December 31, 2014, the Fund has pledged portfolio securities with a market value of $129,048,802 as collateral in connection with its revolving credit facility with BNP Paribas Brokerage, Inc. ("BNPP"). Those pledged securities comprised all or a portion of the shares noted by this footnote (a). See Note F to the financial statements.
(b)
As of December 31, 2014, pledged portfolio securities of the Fund with a market value of $38,729,681 (see Note (a)) have been rehypothecated by BNPP as permitted by the Fund's revolving credit facility. Those rehypothecated securities comprised all or a portion of the securities noted by this footnote (b). See Note F to the financial statements.
(c)
Non-dividend paying security.
(d)
As of December 31, 2014, the Fund held $4,922,975 of securities fair valued in accordance with policies adopted by the Board of Trustees, which represents 1.8% of the Fund's total investments. See Note A(4) to the financial statements.
(e)
Convertible into common stock.
(f)
Rate reflects 7 day yield as of December 31, 2014.

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments in securities, at value (cost of $215,920,868)	$267,799,743
Cash	19,056
Dividends and interest receivable	1,789,019
Receivable for securities sold	60,101

Total assets	269,667,919

Liabilities
Revolving credit facility	60,000,000
Advisory fee payable	193,673
Distributions payable on preferred shares	6,019
Interest payable	3,693
Accrued expenses and other liabilities	166,274

Total liabilities	60,369,659

Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $0.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	16,675,000

Net assets attributable to common shares	$192,623,260

Composition of net assets
Common shares, $0.001 par value per share; unlimited number of shares authorized	$7,652
Additional paid-in capital	180,930,056
Distributions in excess of net investment income	(6,019)
Accumulated net realized loss on investments	(40,187,304)
Net unrealized appreciation on investments	51,878,875

Net assets attributable to common shares	$192,623,260

Common shares outstanding	7,651,507

Net asset value per share attributable to common shares	$25.17

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Operations

For the year ended December 31, 2014

Investment Income
Dividends and other income	$10,437,463

Expenses
Advisory	2,136,161
Legal	131,731
Compliance and internal audit	131,415
Investor support services	125,657
Custodian	92,156
Administrative	74,000
Preferred share remarketing and auction fees	72,773
Shareholder reporting	63,493
Audit	57,936
Trustees' fees and expenses	40,072
Other	105,362

Total expenses before interest expense	3,030,756
Interest expense	672,291

Total expenses after interest expense	3,703,047

Net investment income	6,734,416

Realized and unrealized gain (loss) on investments
Net realized gain on investments	5,672,873
Net change in unrealized appreciation on investments	39,391,613

Net realized and unrealized gain on investments	45,064,486

Net increase in net assets before preferred distributions resulting from operations	51,798,902
Distributions to preferred shareholders from net investment income	(239,711)

Net increase in net assets attributable to common shares resulting from operations	$51,559,191

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (decrease) in net assets resulting from operations
Net investment income	$6,734,416	$5,936,467
Net realized gain on investments	5,672,873	7,481,165
Net change in unrealized appreciation/(depreciation) on investments	39,391,613	(11,778,849)
Distributions to preferred shareholders from net investment income	(239,711)	(168,799)

Net increase in net assets attributable to common shares resulting from operations	51,559,191	1,469,984

Distributions to common shareholders from:
Net investment income	(9,958,613)	(5,887,548)
Return of capital	(141,375)	(4,135,927)

Total distributions to common shareholders	(10,099,988)	(10,023,475)

Total increase (decrease) in net assets attributable to common shares	41,459,203	(8,553,491)

Net assets attributable to common shares
Beginning of year	151,164,057	159,717,548

End of year (including distributions in excess of net investment income of $6,019 and $5,296, respectively)	$192,623,260	$151,164,057

Common shares issued and repurchased
Shares outstanding, beginning of year	7,651,507	7,651,507

Shares outstanding, end of year	7,651,507	7,651,507

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Cash Flows

Year Ended December 31, 2014

Cash flows from operating activities
Net increase in net assets before preferred distributions resulting from operations	$51,798,902
Adjustments to reconcile net increase in net assets before preferred distributions resulting from operations to cash provided by operating activities:
Purchases of long term investments	(37,213,586)
Proceeds from sales of long term investments	41,605,239
Net (purchases) and sales of short term investments	(619,059)
Changes in assets and liabilities:
Increase in dividends and interest receivable	(131,845)
Decrease in receivable for securities sold	838,673
Decrease in payable to custodian	(885,411)
Increase in interest payable	9
Increase in advisory fee payable	28,790
Increase in accrued expenses and other liabilities	806
Net change in unrealized appreciation on investments	(39,391,613)
Net realized gain on investments	(5,672,873)

Cash provided by operating activities	10,358,032

Cash flows from financing activities
Distributions paid to preferred shareholders	(238,988)
Distributions paid to common shareholders	(10,099,988)

Cash used in financing activities	(10,338,976)

Increase in cash	19,056

Cash at beginning of year	—

Cash at end of year	$19,056

Supplemental cash flow information:
Cash paid for interest on borrowings	$672,282

See notes to financial statements.

RMR Real Estate Income Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Year

	For the Year Ended December 31,
	2014	2013	2012	2011	2010

Per Common Share Operating Performance (a)(b)
Net asset value, beginning of year	$19.76	$20.87	$17.48	$17.23	$13.04

Income from Investment Operations
Net investment income (c)	0.88	0.78	0.83	0.53	0.53
Net realized and unrealized appreciation/(depreciation) on investments	5.88	(0.56)	3.70	0.55	4.49
Distributions to preferred shareholders (common stock equivalent basis) from net investment income	(0.03)	(0.02)	(0.02)	(0.02)	(0.03)

Net increase in net asset value from operations	6.73	0.20	4.51	1.06	4.99
Less: Distributions to common shareholders from:
Net investment income	(1.30)	(0.77)	(0.88)	(0.63)	(0.50)
Return of capital	(0.02)	(0.54)	(0.24)	(0.18)	(0.30)

Net asset value, end of year	$25.17	$19.76	$20.87	$17.48	$17.23

Market price, beginning of year	$16.91	$18.21	$13.47	$14.22	$10.29

Market price, end of year	$20.82	$16.91	$18.21	$13.47	$14.22

Total Return
Total investment return based on:
Market price (d)	31.74%	(0.42)%	44.27%	0.13%	47.10%
Net asset value (d)	34.84%	0.72%	26.04%	6.18%	38.99%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (c)	3.86%	3.58%	4.15%	2.98%	3.44%
Total preferred share distributions	0.14%	0.10%	0.11%	0.14%	0.18%
Net investment income, net of preferred share distributions (c)	3.72%	3.48%	4.04%	2.84%	3.26%
Expenses, including interest expense	2.12%	2.19%	1.95%	2.78%	2.41%
Expenses, excluding interest expense	1.74%	1.79%	1.54%	2.36%	2.18%
Portfolio turnover rate	14.90%	22.77%	48.72%	7.26%	24.85%
Net assets attributable to common shares	$192,623,260	$151,164,057	$159,717,548	$86,993,938	$85,750,962
Borrowings on revolving credit facility	$60,000,000	$60,000,000	$50,000,000	$10,000,000	$10,000,000
Asset coverage ratio of borrowings (e)	449%	380%	453%	1,137%	1,124%
Liquidation preference of outstanding preferred shares	$16,675,000	$16,675,000	$16,675,000	$16,675,000	$16,675,000
Asset coverage ratio of preferred shares (f)	1,255%	1,007%	1,058%	622%	614%
Asset coverage ratio of borrowings and preferred shares (g)	351%	297%	340%	426%	421%

(a)
Based on average shares outstanding.
(b)
The Fund merged with Old RMR Real Estate Income Fund on January 20, 2012. Share and per share information have been adjusted to reflect the effects of the merger.
(c)
As discussed in Note A(7) to the financial statements, a portion of the distributions we received from our investments are not included in our net investment income for financial reporting purposes.
(d)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. All assumed purchases, sales and reinvestments noted in the preceding sentences are assumed to have been executed as of the close of trading on the assumed date. Results represent past performance and do not guarantee future results.

RMR Real Estate Income Fund
Financial Highlights – continued

(e)
Asset coverage ratio of borrowings equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility.
(f)
Asset coverage ratio of preferred shares equals net assets attributable to common shares plus the liquidation preference of our outstanding preferred shares divided by the liquidation preference of our preferred shares.
(g)
Asset coverage ratio of borrowings and liquidation preference of our preferred shares equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares.

See notes to financial statements.

RMR Real Estate Income Fund
Notes to Financial Statements

December 31, 2014

Note A

1.     Organization

RMR Real Estate Income Fund, or the Fund, or RIF, was organized as a Delaware statutory trust on December 17, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. Although RIF is registered as a non-diversified fund, it has operated as a diversified fund since the merger with Old RMR Real Estate Income Fund on January 20, 2012. Therefore, the 1940 Act obliges the Fund to continue to operate as a diversified fund unless the Fund obtains shareholder approval to operate as a non-diversified fund. The Fund applies investment company accounting and reporting guidance.

2.     Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

3.     Portfolio Valuation

Investment securities of the Fund are valued as of the close of trading at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer to the most recently reported price as of 4:00:02 p.m., eastern time, that day. Some fixed income securities may be valued using values provided by a pricing service.

To the extent the Fund holds foreign securities in its portfolio, those are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Some foreign markets close before the close of customary trading sessions on the New York Stock Exchange, or NYSE (usually 4:00 p.m. eastern time). Often, events occur after the principal foreign exchange on which foreign securities trade has closed, but before the NYSE closes, that the Fund determines could affect the value of the foreign securities the Fund owns or cause their earlier trading prices to be unreliable as a basis for determining value. If these events are expected to materially affect the Fund's net asset value, or NAV, the prices of such securities are adjusted to reflect their estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Fund's board of trustees.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2014

Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under procedures established by the Fund's board of trustees.

Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. See Note A (4) for a further description of fair value measurements.

Short term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued or, if lower, the carrying value, which approximates fair value.

4.     Fair Value Measurements

The Fund reports the value of its securities at their fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing portfolio securities, the Fund uses observable market data when possible and otherwise uses other significant observable or unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions the Fund believes that market participants would use in valuing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Fund's own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

  •
  Level 1 – quoted prices in active markets for identical investments.

  •
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

  •
  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2014

The following is a summary of the inputs used on December 31, 2014, in valuing the Fund's investments:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Real Estate Investment Trusts
Apartments	$27,029,887	$—	$—	$27,029,887
Diversified	21,699,298	—	—	21,699,298
Free Standing	10,333,790	—	—	10,333,790
Health Care	31,166,030	—	—	31,166,030
Industrial	5,919,240	—	—	5,919,240
Lodging/Resorts	14,059,287	—	—	14,059,287
Manufactured Homes	5,175,363	—	—	5,175,363
Mixed Office/Industrial	5,490,769	—	—	5,490,769
Mortgage	1,645,513	—	—	1,645,513
Office	23,935,846	—	—	23,935,846
Regional Malls	14,495,773	—	—	14,495,773
Shopping Centers	12,129,980	—	—	12,129,980
Storage	2,438,340	—	—	2,438,340

Total Real Estate Investment Trusts	175,519,116	—	—	175,519,116

Other	1,003,970	4,922,975	—	5,926,945

Total Common Stocks	176,523,086	4,922,975	—	181,446,061

Preferred Stocks
Real Estate Investment Trusts
Apartments	1,149,300	—	—	1,149,300
Diversified	7,755,131	—	—	7,755,131
Health Care	1,644,684	—	—	1,644,684
Industrial	1,406,950	—	—	1,406,950
Lodging/Resorts	28,896,530	—	—	28,896,530
Manufactured Homes	2,017,950	—	—	2,017,950
Mixed Office/Industrial	2,052,000	—	—	2,052,000
Mortgage	7,199,441	—	—	7,199,441
Office	6,696,530	—	—	6,696,530
Regional Malls	6,992,854	—	—	6,992,854
Shopping Centers	16,540,322	—	—	16,540,322

Total Real Estate Investment Trusts	82,351,692	—	—	82,351,692

Total Preferred Stocks	82,351,692	—	—	82,351,692

Investment Companies	2,723,890	—	—	2,723,890
Short-Term Investments
Money Market Funds	1,278,100	—	—	1,278,100

Total Investments	$262,876,768	$4,922,975	$—	$267,799,743

The Fund uses broker quotes, issuer company financial information and other market indicators to value the securities whose prices are not readily available. The types of inputs used to value a security may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2014

When the S&P 500 Index (an unmanaged index published as Standard & Poor's Composite Index of 500 common stocks) fluctuates more than 0.75% from the previous day close, the Fund believes that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of those securities at the time the U.S. market closes, in which case, the Fund fair values those foreign securities. In such circumstances, the Fund reports holdings in foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security's local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security's reported fair value. The adjustment factor is applied to a security only if the minimum confidence interval is 0.75% or more. The types of inputs may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

The Fund recognizes interperiod transfers between the input levels as of the end of the period. As of December 31, 2014, a foreign security with a fair value of $4,922,975 was transferred to Level 2 from Level 1 and, as described above, valued using fair value as determined by an independent pricing service due to a fluctuation of the S&P 500 Index of more than 0.75% from the previous day close resulting in their Level 2 classification. As of December 31, 2014, there were no transfers between Level 1 and Level 3 and no investments in securities characterized as Level 3.

5.     Securities Transactions and Investment Income

The Fund records securities transactions on a trade date basis, dividend income on the ex-dividend date and any non-cash dividends at the fair market value of the securities received. The Fund uses the accrual method for recording interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments and identified cost basis for realized gains and losses from securities transactions.

6.     Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to U.S. federal income tax. However, the Fund may be subject to a 4% excise tax to the extent it does not distribute substantially all of its taxable earnings each year.

The Fund has adopted the provisions of ASC 740 under the Income Taxes, Topic of the Financial Accounting Standards Board Accounting Standards Codification, or ASC 740. ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. At December 31, 2014, the Fund did not have any unrecognized tax positions. Each of the tax years in the four year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service. During the year ended December 31, 2014, the Fund did not incur any tax related interest or penalties.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2014

7.     Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a level distribution amount to common shareholders on a quarterly basis if, when and in such amounts as may be determined by the Fund's board of trustees in its discretion in light of such factors as may be considered by the board of trustees, which may include market and economic conditions, and subject to compliance with applicable law, the Fund's Agreement and Declaration of Trust, the Fund's bylaws, the Fund's revolving credit agreement, described in Note F, and other factors. This policy is not fundamental and may be changed by the Fund's board of trustees without shareholder approval. The Fund's distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains or return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. The Fund has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital. As a result of these adjustments, 1.4% and 41.3% of the Fund's distributions to common shareholders for the years ended December 31, 2014 and 2013, respectively, were characterized as return of capital for financial statement reporting purposes and for U.S. federal income tax purposes; however, the Fund's distributions to common shareholders for the years ended December 31, 2014 and 2013 did not exceed the aggregate of the cash distributions the Fund received from its investments less the Fund's expenses, including interest expense, and distributions to preferred shareholders. The classifications of distributions received from the Fund's investments were as follows:

	Year ended December 31, 2014	Year ended December 31, 2013
Ordinary income	$10,437,463	$9,566,254
Capital gain income	1,682,887	2,028,640
Return of capital	2,688,674	2,434,154

Total distributions received	$14,809,024	$14,029,048

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a return of capital for tax purposes. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2014

net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Funds during the years ended December 31, 2014 and December 31, 2013, were as follows:

	Year ended December 31, 2014	Year ended December 31, 2013
Ordinary income	$10,198,324	$6,056,347
Return of capital	141,375	4,135,927

	$10,339,699	$10,192,274

As of December 31, 2014, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long term capital gains	—
Net unrealized appreciation	50,720,156

The cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of December 31, 2014, are as follows:

Cost	$217,079,587

Gross unrealized appreciation	$58,329,111
Gross unrealized depreciation	(7,608,955)

Net unrealized appreciation	$50,720,156

The $1,158,719 difference between the financial reporting cost basis, tax cost basis and unrealized appreciation/depreciation of the Fund's investments is due to wash sales of portfolio investments.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Effective for taxable years beginning after December 22, 2010, the Regulated Investment Company Modernization Act of 2010, or the Modernization Act, changed the capital loss carry forward rules. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2014, the Fund had post-enactment accumulated capital loss carryovers which can be used to offset future realized long term capital gains of $5,439,161.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2014

As of December 31, 2014, the Fund had pre-enactment accumulated capital loss carryforwards, subject to the eight-year carryforward period and possible expiration of $33,589,424, of which $27,890,974 expires in 2016, $4,146,577 expires in 2017 and $1,551,873 expires in 2018.

During the year ended December 31, 2014, the Fund utilized net capital loss carryforwards of $5,590,797.

8.     Concentration, Interest Rate and Illiquidity Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies, including REITs. The value of the Fund's shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

The value of certain dividend and interest paying securities in the Fund's portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, the values of dividend and interest paying securities rise, and vice versa. Interest rate risk is the risk that the securities in the Fund's portfolio will decline because of increases in market interest rates. The prices of long term securities fluctuate more than prices of shorter term securities as interest rate change. These risks may be greater in the current market environment because certain interest rates are near historically low levels.

The Fund may invest in illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. Such conditions could result in greater price volatility, less liquidity, widening credit spreads and lack of price transparency, and many securities could become illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund's securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund's portfolio, this may impact the asset coverage levels for the Fund's outstanding leverage, and impair the Fund's ability to pay distributions and achieve its investment objectives.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2014

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates; Other Agreements

The Fund has an investment advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. Thus, for purposes of calculating managed assets, the Fund's revolving credit facility and the liquidation preference of the Fund's preferred shares are not considered a liability. The Fund incurred advisory fees of $2,136,161 during the year ended December 31, 2014.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services for the Fund. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund paid RMR Advisors $74,000 for subadministrative fees charged by State Street during the year ended December 31, 2014.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Fund, as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual retainer plus attendance fees for board and committee meetings. The Fund incurred trustee fees and expenses of $40,072 during the year ended December 31, 2014.

The Fund's board of trustees, and separately the disinterested trustees, has authorized the Fund to make payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred compliance and internal audit expenses of $131,415, which includes the Fund's allocated portion of the salary of its chief compliance officer and director of internal audit as well as compliance and internal audit related costs, during the year ended December 31, 2014.

The Fund has retained Destra Capital Investments LLC, or Destra, to provide investor support services in connection with the ongoing operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker dealers and other financial intermediaries, communicating with the NYSE MKT specialist for the Fund's common shares, and with the closed end fund analyst community regarding the Fund on a regular basis. The Fund pays Destra 0.05% of the Fund's average daily managed assets. The terms of this agreement were in effect for an initial period of six months beginning December 14, 2012, and continues thereafter for successive one year periods unless the Fund terminates the agreement. This agreement currently remains in effect. The Fund paid Destra $125,657 for these services during the year ended December 31, 2014.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2014

Note C

Securities Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, and brokerage commissions on these transactions during the year ended December 31, 2014, were as follows:

Purchases (1)	Sales (1)	Brokerage Commissions
$37,213,586	$41,605,239	$36,285

(1)
Includes the cost of brokerage commissions the Fund paid for purchases and sales of securities of $15,992 and $20,293, respectively.

Note D

Preferred Shares

The Fund has issued 64 Series M, 438 Series T, 47 Series W, 91 Series Th and 27 Series F auction preferred shares with a total liquidation preference of $16,675,000. The preferred shares are senior to the Fund's common shares and rank on parity with each other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by any applicable rating agency rating the Fund's preferred shares, or (2) maintain "asset coverage", as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to mandatory and/or optional redemption in accordance with the terms of such preferred shares contained in the Fund's bylaws in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have per share voting rights equal to the per share voting rights of the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class; however, holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held for each series of preferred shares generally every seven days. Distributions are generally payable every seven days. The annualized preferred share distribution rate for each series was as follows as of December 31, 2014.

Series	Rate	Date of Auction
Series M	1.750%	12/29/2014
Series T	1.750%	12/30/2014
Series W	1.750%	12/31/2014
Series Th	1.750%	12/31/2014
Series F	1.750%	12/26/2014

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets, LLC, an affiliate of the Fund's lead broker dealer for its preferred securities, has from time to time acquired for

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2014

its own account a portion of the Fund's preferred securities in the auctions, which at times have constituted a substantial portion of the Fund's preferred securities and it may from time to time continue to purchase the Fund's preferred securities in the auctions for its own account, including possibly acquiring all or substantially all of such preferred securities. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets, LLC) Schedule 13G filings, as of December 31, 2014, it owned, in the aggregate, 563 shares of the Fund's issued and outstanding preferred shares, or 84.41% of the Fund's issued and outstanding preferred shares. If RBC Capital Markets, LLC had not been a purchaser of preferred securities in the Fund's auctions, some auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase the Fund's preferred shares in any future auction of the Fund's preferred securities in which demand is insufficient for holders of the Fund's preferred shares to sell all offered preferred shares, or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause the Fund to change the form and/or amount of investment leverage used by the Fund and may result in the Fund realizing reduced investment returns.

The Fund actively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Capital Share Transactions

As of December 31, 2014, 7,651,507 common shares, $.001 par value per share, were issued and outstanding. The Fund had no capital stock transactions during the year ended December 31, 2014.

Note F

Revolving Credit Facility

The Fund has a $60,000,000 revolving credit facility, or the Facility, with BNP Paribas Prime Brokerage Inc., or BNPP. The Facility bears interest at LIBOR plus 95 basis points and has a 270-day rolling term that resets daily; however, if the Fund fails to satisfy certain NAV requirements, the Facility may convert to a 60-day rolling term that resets daily. The Fund pays a facility fee of 55 basis

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2014

points per annum on the unused portion, if any, of the Facility. The Fund is required to pledge portfolio securities as collateral in a minimum of 200% and up to a maximum amount of 250%, of the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. As of December 31, 2014, the Fund has pledged portfolio securities with a market value of $129,048,802 as collateral for the Facility. During the year ended December 31, 2014, the Fund had no unused portion of the facility and did not pay a facility fee. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the Facility, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Facility, which may require the Fund to sell portfolio securities at potentially inopportune times if other financing is not then available to the Fund on acceptable terms.

The Facility also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the Facility to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities. As of December 31, 2014, the aggregated value of rehypothecated securities was $38,729,681. Those rehypothecated securities were included among the portfolio securities pledged by the Fund as collateral for the facility. During the year ended December 31, 2014, the Fund earned $21,480 in fees from rehypothecated securities.

As of December 31, 2014, the Fund had outstanding borrowings of $60,000,000 under the Facility. During the year ended December 31, 2014, the average outstanding daily balance under the Facility was $60,000,000 at a weighted average borrowing cost of 1.11%.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of RMR Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of RMR Real Estate Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RMR Real Estate Income Fund at December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

RMR Real Estate Income Fund

Consideration of Continuation of the Investment Advisory Agreement

The Board considered the benefits of retaining RMR Advisors as RIF's investment adviser in connection with the renewal of the RIF's existing investment advisory agreement (the "Advisory Agreement") with RMR Advisors for an additional one year term. The Board considered the nature, extent and quality of services that the Advisor has provided to RIF and its predecessor funds; the quality and experience of personnel in the Advisor's organization, as well as the depth of such personnel at the Advisor; the experience and expertise of the Advisor as an investment adviser; the capacity and future commitment of the Advisor to perform its duties; the level of investment advisory fees to be paid by RIF, as compared to similar funds; the Advisor's performance history as investment adviser to RIF; the potential for economies of scale; the financial condition and profitability of the Advisor; and any indirect benefits to be derived by the Advisor from its relationship with RIF. In addition, the Board considered the following matters in determining whether to renew the Advisory Agreement for an additional one year term.

Nature, Extent and Quality of the Services Provided by the Advisor

The Board considered the level and depth of knowledge of the Advisor. The Board took into account its familiarity with the Advisor and its management of RIF and its predecessor funds, noting RIF's performance relative to a peer group of U.S. real estate closed end funds. The Board also considered the Advisor's record of compliance with its own compliance policies and procedures, the Advisor's record of compliance with RIF's compliance policies and procedures and whether RIF had operated within its investment objectives. Additionally, the Board considered the extent of specialized knowledge of the Advisor, noting that the Advisor specialized in the area of real estate investment management.

Advisory Fees, Other Expenses and Investment Performance

The Board then reviewed a comparative analysis of RIF's advisory expense and total expenses to those of a peer group of investment companies (the "peer group"), which was developed by the Advisor and consists of six closed end funds that invest in U.S. real estate securities, which were consistent with the peer group consistently reviewed by the Board at its regular meetings when considering various matters regarding RIF's performance. The Board noted that RIF's net expense ratio for the period presented was 2.2%, and considered that this expense ratio was the highest when compared to the peer group for the period presented. The Board discussed this expense ratio and the potential factors influencing this relatively high expense ratio relative to the peer group and generally noted that RIF's net assets were relatively small in comparison to other members of the peer group, thus leaving a smaller asset base over which to spread RIF's fixed expenses as compared to the members of the peer group. The Board also noted that the average net expense ratio for the peer group was 1.70% and discussed the effect of leverage on a fund's expense ratio, noting that all members of the peer group, except one, used leverage as part of their investment programs, and that decisions regarding the form and amount of leverage were investment-related decisions that impacted the expense ratios of RIF and the members of the peer group. The Board also recognized that RIF's expense ratio compared more favorably to the average expense ratio of the peer group, excluding the fund that did not use leverage, of 1.82% and expressed its view that RIF's expense ratio was within a reasonable range of the net expense ratios of the members of the peer group. Additionally, the Board noted that RIF's advisory fee rate of 0.85% was near the average advisory fee rate for the peer group of 0.73% and that, the advisory fee rates for the peer group ranged from 0.60% to 0.85%. The Board then expressed its view that RIF's advisory fee rate was within the range of advisory fee rates charged by the peer group, and concluded that RIF's expenses were within industry norms and were reasonable and appropriate in light of the quality of service and commitment rendered by the Advisor.

In evaluating the performance of RIF and the Advisor, the Board noted that it reviews, on a regular basis, RIF's performance results, portfolio composition and investment strategies. In connection with its evaluation of the Advisor's performance in managing RIF's portfolio, the Board considered RIF's performance results as of October 31, 2014, as compared to a relevant benchmark index.

The Board observed that RIF's year to date total return based on net asset value (with all fees and expenses deducted) as of October 31, 2014 was 28.9%, which compared to a return of 25.4% for the MSCI REIT Total Return Index (the "Index"), an unmanaged index of U.S. real estate common stocks, for the same period. The Board also observed that RIF's one, three, five and ten year total returns based on net asset value (with all fees and expenses deducted) were 22.9%, 18.6% , 22.7% and 2.9%, respectively, which compared to returns of 19.2%, 15.1%, 19.3% and 8.9%, respectively, for the Index. The Board noted that the Index was a relevant benchmark because RIF invests (excluding short term investments) in the common stocks of real estate investment trusts covered by the Index. The Board further noted that the Index is unmanaged and that the return indicated for the Index did not reflect deductions for fees and expenses. Additionally, the Board noted that RIF uses leverage in an attempt to enhance its investment returns and, as a result, out performance relative to the Index on the upside was often accompanied by under performance relative to the Index on the downside.

The Board then compared RIF's performance to that of the funds in the peer group and observed that RIF, based on year to date, one, three and five year total returns based on net asset value (with all fees and expenses deducted) as of October 31, 2014, generally outperformed a majority of the peer group, but that based on ten year total return based on net asset value (with all fees and expenses deducted) as of October 31, 2014, RIF generally underperformed a majority of the peer group. In addition, the Board observed that RIF's year to date, one, three, five and ten year total returns based on stock prices were 26.9%, 19.6%, 22.3%, 24.9% and 2.6%, respectively, which compared to weighted average returns of 26.9%, 20.2%, 17.0%, 22.9% and 6.5%, respectively, for the peer group. In considering these returns, the Board noted that although RIF underperformed the peer group for some periods (including those noted above) based on certain metrics, it, on balance, performed favorably as compared to the peer group for the periods presented.

The Board then turned to a general discussion of RIF's market price discount to its net asset value. The Board noted in particular that it received information on a quarterly basis regarding RIF's discount to net asset value and that it monitored both RIF's discount and efforts undertaken by the Advisor to narrow RIF's discount. In this respect, the Board discussed the pattern of RIF's discount since its merger with Old RMR Real Estate Income Fund in January 2012 and noted various matters which may have affected the discount, including RIF's regular quarterly dividend. The Board also reviewed and discussed various initiatives undertaken by the Advisor to seek to narrow RIF's discount, including the continued retention of Destra Capital Investments LLC, a third party fund distributor and registered broker dealer, to provide secondary market support services to RIF and the use of RIF's line of credit in an effort to take advantage of investment opportunities and to seek to generate additional investment income. The Board noted that RIF's discount had fluctuated during the year.

The Board then indicated its satisfaction with the Advisor's performance, concluded that the Advisor had contributed positively to the performance of RIF, was likely to contribute positively to the performance of RIF in the future, and determined that continuing the Advisory Agreement for an additional one year period would be in RIF's and its shareholders' best interests.

Profitability and Financial Condition of the Advisor

The Board then discussed the experience of the Advisor in general and considered the Advisor's financial statements as of September 30, 2014 and for the year then ended, and the Advisor's financial condition. In particular, the Board considered a presentation by the Advisor's management with respect to its financial condition and prospects for growth and continued viability. The Board noted that the Advisor had historically operated at a loss due to the significant start up costs associated with RIF and its predecessors, but that for the year ended September 30, 2014 it had turned a slight profit and expected to turn another slight profit during its current fiscal year, which would end on September 30, 2015. The Advisor's management expressed its view that the Advisor would continue to be slightly profitable and discussed with the Board various growth initiatives it had been undertaking during the past year, including new product ideas and ideas for raising new assets for RIF, all of which were aimed at increasing the Advisor's assets under management.

The Board then further considered and discussed the Advisor's commitment to RIF and its registered investment company platform, noting in particular the expressed commitment of the Advisor's sole shareholders, Messrs. Barry Portnoy and Adam Portnoy (who are also Managing Trustees of RIF), to RIF and the Advisor's registered investment company platform.

Upon reviewing this information, the Board concluded that the Advisor continued to have the financial wherewithal to perform the services required under the Advisory Agreement. In reaching this conclusion, the Board particularly noted the expressed commitment of Messrs. Barry and Adam Portnoy to the Advisor's business.

Economies of Scale

The Board also considered the potential economies of scale that could be realized by RIF. The Board noted that, at RIF's current asset levels, it was difficult to achieve any economies of scale.

The Board did note, however, that certain economies of scale and operational efficiencies may have been achieved in connection with RIF's merger with Old RMR Real Estate Income Fund in January 2012. In particular, the Board recognized that certain administrative operating costs, such as custody expenses, subadministration expenses, audit fees, legal expenses, mailing costs and other expenses are now able to be spread across RIF's larger asset base. The Board concluded that, to the extent any economies of scale were able to be achieved as a result of these operational efficiencies, they were appropriately reflected in RIF's expense structure.

Other Benefits to the Advisor

The Board also considered the indirect benefits to be derived by the Advisor from its relationship with RIF. In particular, the Board considered that the Advisor is permitted to consider the value of research it receives from brokers when determining best execution of portfolio transactions, and that RIF may pay higher commissions to brokers providing research than would be available from other brokers who do not do so. As such, a portion of the brokerage commissions paid by RIF may be used to obtain research related services that may benefit the Advisor and its affiliates by making available to them research that they might otherwise determine to purchase or prepare at their own expense. In light of the potential benefits to RIF of the availability of such research to the Advisor and the relatively low absolute additional potential brokerage expenses associated with this practice, the Board did not consider this a material factor in its analysis. Additionally, the Board noted that the Advisor had reported that the brokers with whom it will place portfolio transactions on behalf of RIF to date typically have not conditioned the availability of research on commission related factors.

The Board then considered that RIF had entered into a separate administration agreement with the Advisor (the "Administration Agreement"). The Board noted that, pursuant to the Administration Agreement, the Advisor had engaged a third party subadministrator to perform substantially all fund accounting and other administrative services for RIF. The Board considered that the only compensation the Advisor is entitled to under the Administration Agreement is reimbursement of expenses incurred by it or its affiliates in providing the administration services provided for therein and that, to date, the only amounts paid to the Advisor under the Administration Agreement have been reimbursements for the fees charged by the third party subadministrator. The Board concluded that the Administration Agreement was in the best interests of RIF and its shareholders, that the services performed pursuant to the Administration Agreement are required for the operation of RIF, that the Advisor provides services the nature and quality of which are at least equal to those provided by other unaffiliated service providers offering the same or similar services, and that the fees charged under the Administration Agreement are fair and reasonable in light of the usual and customary charges made by other unaffiliated service providers for services of the same nature and quality.

Conclusion

In considering the continuation of the Advisory Agreement and the Administration Agreement for an additional one year term, the Board noted that it did not identify any single factor as controlling. Based on the Trustees' evaluation of all factors that they deemed to be relevant, the Board, including each of the Independent Trustees, concluded that (i) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Advisor maintains an appropriate compliance program; (iii) the performance of RIF is reasonable in relation to the performance of funds with similar investment objectives and of relevant benchmark indices; (iv) the advisory fee rate is fair and reasonable, given the scope and quality of the services to be rendered by the Advisor; and (v) approval of the continuation of the Advisory Agreement and the Administration Agreement for an additional one year term is in the best interests of RIF and its shareholders.

RMR Real Estate Income Fund

Brokerage Policy

Subject to the supervision of the board of trustees, the Advisor is authorized to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Fund, the Advisor seeks the best execution available, which may or may not result in paying the lowest available brokerage commission or lowest spread. In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker; and the scope and quality of research it provides.

The Advisor may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any of the Advisor's or its affiliates' clients. Such products and services may disproportionately benefit one client relative to another client based on the amount of brokerage commissions paid by such client and such other clients, including the Fund. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. The Advisor may use any such research for the benefit of all or any of its or its affiliates' clients and not just those paying for it.

The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns. Because of this, and the low absolute dollar amount that any such higher commissions typically represent, the Advisor believes that the risk of a material conflict of interest developing is limited and will not affect the portfolio managers' professional judgment in managing the Fund's account.

Privacy Notice

The Fund recognizes and respects the privacy of its prospective, current, inactive and former shareholders, including you, and takes precautions to maintain the privacy of your "nonpublic personal information." This notice is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why in certain cases the Fund shares that information with select parties.

What information the Fund collects and shares:

The Fund collects and shares "nonpublic personal information" about you and your financial transactions with the Fund. For example, such information may include, without limitation, your social security number, account balance, bank account information, purchase history and transaction history.

The Fund collects this information from the following sources:

The Fund collects your nonpublic personal information from different sources, including the following:

  •
  Information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents;

  •
  Information about your transactions with us, our affiliates or other third parties such as our service providers; and

  •
  Information we receive from consumer reporting agencies (including credit bureaus).

How the Fund shares your information:

The Fund does not sell your name or other information about you to anyone, nor does it share your information with affiliates and other third parties for marketing purposes. The Fund does not disclose nonpublic personal information about its shareholders except to its affiliates and certain service providers, such as the Fund's subadministrator, transfer agent, attorneys and other financial or non financial service providers, for the Fund's business purposes or as permitted by law. For example, the Fund may disclose your nonpublic personal information:

  •
  To government entities, in response to subpoenas, court orders, legal investigations and regulatory authorities, or to comply with laws or regulations.

  •
  When you direct the Fund to do so or consent to the disclosure (unless and until you revoke your direction or consent).

  •
  To approve or maintain your account.

  •
  To process transactions related to your investment in the Fund.

  •
  To administer the Fund and process its transactions.

  •
  To protect against actual or potential fraud, unauthorized transactions, claims or other liability.

  •
  To report to consumer reporting agencies and credit bureaus.

  •
  In connection with disputes or litigation between the Fund and you.

How the Fund protects your information:

The Fund conducts its business through trustees, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described above). The Fund has no employees. The Fund restricts access to your nonpublic personal information to those persons who need to know that information in order to provide services to you or the Fund. The Fund maintains physical, electronic and procedural safeguards that comply with federal and state standards to guard your nonpublic personal information. When disclosing your information to affiliates and other nonaffiliated third parties, the Fund will require these companies to protect the confidentiality and security of your nonpublic personal information and to use that information only for its intended purpose.

Customers of financial intermediaries:

Please note that if you hold shares of the Fund through a financial intermediary such as a broker dealer, bank or trust company and that intermediary, not you, is the record owner of your shares, then the privacy policy of your financial intermediary will govern how your nonpublic personal information collected by that intermediary may be shared by that intermediary.

Questions?

If you have any questions concerning this privacy notice, please contact Investor Relations at 617-796-8253.

Management and Portfolio Management Changes

Effective February 20, 2015, Mr. Adam D. Portnoy resigned as the Fund's President and Chief Executive Officer. Mr. Adam D. Portnoy remains a Trustee and a portfolio manager of the Fund. Also effective February 20, 2015, Mr. Fernando Diaz was appointed President and Senior Portfolio Manager of the Fund. Mr. Diaz had previously been a Vice President and portfolio manager of the Fund.

The Fund's portfolio managers remain the same and consist of Mr. Diaz, Mr. Adam Portnoy and Mr. Barry M. Portnoy (also a Trustee of the Fund). The portfolio managers generally function as a team. Generally, Messrs. Barry Portnoy and Adam Portnoy provide strategic guidance to the team, while Mr. Fernando Diaz is in charge of substantially all of the day to day operations, research and trading functions.

See "Trustees and Officers" below.

Annual Meeting

An annual meeting of shareholders of the Fund will be held at 9:30 a.m. on Wednesday, April 15, 2015, at Two Newton Place, 255 Washington Street, Newton, Massachusetts. A Notice of Internet Availability of Proxy Materials is expected to be mailed to the shareholders of record of the Fund on or about February 23, 2015 each of whom is invited to attend.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to the Fund's portfolio securities is available: (1) without charge, upon request, by calling us at (866) 790-8165; and (2) as an exhibit to the Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the Fund voted proxies relating to the Fund's portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, on request, by calling us at (866) 790-8165; or (2) by visiting the Commission's website at http://www.sec.gov and accessing the Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Fund is committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and has established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually, or as a group, may do so by filling out a report at the "Corporate Governance" section of our website (http://www.rmrfunds.com), by calling our toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, care of our director of internal audit, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. Our director of internal audit will then deliver any communication to the appropriate party or parties.

Portfolio Holdings Reports

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The Fund provides additional data on its website at http://www.rmrfunds.com.

Certifications

The Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's Forms N-CSR and N-Q are available on the Commission's website at http://www.sec.gov.

Required Disclosure of Certain Federal Income Tax Information
(unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the year ended December 31, 2014.

Dividend Received Deduction (1)	Long Term Capital Gains Distribution	Qualified Income Distribution
0.403%	$—	$147,642

(1)
Applies both to common and preferred shares.

Shareholders of the Fund have been or will be advised on Internal Revenue Service Form 1099 DIV as to the federal tax status of the distributions received from the Fund during calendar year 2014. Shareholders are advised to consult with their own tax advisors as to the federal, state and local tax status of the distributions received from the Fund.

RMR Real Estate Income Fund

Dividend Reinvestment Plan

The board of trustees of the Fund has adopted a Dividend Reinvestment and Cash Purchase Plan, or the Plan, sometimes referred to as an opt-out plan. You will have all your cash distributions invested in common shares automatically unless you elect to receive cash. As part of the Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Wells Fargo Bank N.A. is the plan agent and paying agent for the Plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the Fund. If you elect not to participate in the Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.

The number of common shares of the Fund you will receive if you do not opt out of a Plan will be determined as follows:

(1)
If, on a distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the NAV per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of the Fund in the open market, on the NYSE MKT or elsewhere, for your account prior to the next ex-dividend date (or 60 days after the distribution payment date, whichever is sooner). It is possible that the market price for the Fund's common shares may increase or decrease before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may be higher or lower than the market price at the time of valuation, resulting in the purchase of fewer or more shares than if the distribution had been paid to you in common shares newly issued by the Fund. In the event it appears that the plan agent will not be able to complete the open market purchases prior to the next ex-dividend date, the Fund will determine whether to issue the remaining shares, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the NAV per common share on that payment date, the Fund will issue new shares for your account, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

You may withdraw from the Plan at any time by giving written notice to the plan agent. If you withdraw or the Plan is terminated, the plan agent will transfer the shares in your account to you

(which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The plan agent is not authorized to make any purchases of shares for your account if doing so will result in your owning shares in excess of 9.8% of the total shares outstanding in the Fund. Dividends or Cash Purchase Option payments which may result in such prohibited transactions will be paid to you in cash.

The plan agent's administrative fees will be paid by the Fund. There will be no brokerage commission charged with respect to common shares issued directly by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of the Fund's shares pursuant to the Plan including the Cash Purchase Option.

The Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to participants.

Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under the Plan rather than paid in cash. Automatic reinvestment of distributions in the Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.

All correspondence* about the Plan should be directed to Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank N.A., 1110 Centre Point Curve, Suite 101, Mendota Heights, MN 55120-4100.

*
Shareholders who hold shares of the Fund in "street name", that is, through a broker, financial advisor or other intermediary, should not contact the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial advisor or intermediary.

Trustees and Officers

Name, Address and Year of Birth. (1)	Position held with the Fund, current term and length of time served. (2)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee. (3)
Interested Trustees (4)
Barry M. Portnoy (5) (1945)	Class III Trustee to serve until 2016; Portfolio Manager of the Fund; since 2003
		Director, an owner and Vice President of RMR Advisors, Inc. since 2002; Founder, an owner and Director of Reit Management & Research LLC ("Reit Management") and its predecessor since 1986 and Chairman since 1998; Managing Trustee of Hospitality Properties Trust since 1995; Managing Trustee of Senior Housing Properties Trust since 1999; Managing Director of Five Star Quality Care, Inc. since 2001; Managing Director of TravelCenters of America LLC since 2006; Managing Trustee of Government Properties Income Trust since 2009; Managing Trustee of Select Income REIT since 2011; and Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) from 1986 to 2014.	1
Adam D. Portnoy (5) (1970)	Class II Trustee to serve until 2015; Portfolio Manager of the Fund; since 2007 (Class II Trustee since 2009)
		President and Director of the Advisor since 2007 and owner of the Advisor since 2006 (Executive Vice President from 2003 to 2007); President, an owner, Chief Executive Officer and Director of Reit Management & Research LLC ("Reit Management") since 2006 (Vice President from 2003 to 2006); Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Managing Trustee of Government Properties Income Trust since 2009 (President from 2009 to 2011); Managing Trustee of Select Income REIT since 2011; Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) from 2006 to 2014 (Executive Vice President from 2003 to 2006, President from 2011 to 2014); and President and Chief Executive Officer of the Fund from 2007 to 2015.	1

(1)
The business address of each trustee is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
(2)
Includes length of time served as a trustee of the Fund's predecessor funds.
(3)
RMR Funds is a fund complex consisting of the Fund.
(4)
"Interested Trustees" are trustees who are "interested persons" of the Fund within the meaning of the 1940 Act. Mr. Barry Portnoy and Mr. Adam Portnoy are each an "interested person", as defined by the 1940 Act, of the Fund as a result of their ownership of, and current positions with, the Fund's investment adviser, RMR Advisors, Inc.
(5)
Adam D. Portnoy is the son of Barry M. Portnoy, an Interested Trustee of the Fund.

Name, Address and Year of Birth. (1)	Position held with the Fund, current term and length of time served. (2)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee. (3)
Independent Trustees
John L. Harrington (1936)	Class I Trustee to serve until 2017; since 2003
		Trustee of the Yawkey Foundation (a charitable trust) since 1982 (Chairman of the Board from 2002 to 2003 and since 2007) and Executive Director of the Yawkey Foundation from 1982 to 2006; Trustee of the JRY Trust (a charitable trust) from 1982 to 2009; President of Boston Trust Management Corp. from 1981 to 2006; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and Vice President and Chief Financial Officer prior to that time; Principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008; Independent Trustee of Hospitality Properties Trust since 1995; Independent Trustee of Senior Housing Properties Trust since 1999; and Independent Trustee of Government Properties Income Trust since 2009.	1
Arthur G. Koumantzelis (1930)	Class III Trustee to serve until 2016; since 2003	Independent Director of TravelCenters of America LLC since 2007; Independent Director of Five Star Quality Care, Inc. from 2001 to 2010; Independent Trustee of Hospitality Properties Trust from 1995 to 2007; and President and Chief Executive Officer of Gainesborough Investments LLC from 1998 to 2007.	1
Jeffrey P. Somers (1943)	Class II Trustee to serve until 2015; since 2009	Of Counsel, Morse, Barnes-Brown & Pendleton, P.C. (law firm) since 2010 (Equity Member from 1995 to 2009 and Director); Director of Cantella Management Corp. (holding company for Cantella & Co., Inc., a Securities and Exchange Commission registered broker dealer) from 2002 until January 2014, when the company was acquired by a third party; Independent Trustee of Senior Housing Properties Trust since 2009; Independent Trustee of Government Properties Income Trust since 2009; Independent Trustee of Select Income REIT since 2012; and Trustee of Pictet Funds (1995-2001).	1

(1)
The business address of each trustee is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
(2)
Includes length of time served as a trustee of the Fund's predecessor funds.
(3)
RMR Funds is a fund complex consisting of the Fund.

Name, Address and Year of Birth. (1)	Position held with the Fund, current term and length of time served. (2)	Other principal occupation(s) in past 5 years.	Number of portfolios in fund complex overseen by Officer. (3)
Executive Officers
Fernando Diaz (1968)	President (serves at the discretion of the Board); Senior Portfolio Manager of the Fund; since 2015	Vice President of RMR Advisors, Inc. since 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group from 2001 to 2006; Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC from 2006 to 2007; and Vice President and Portfolio Manager of the Fund from 2007 to 2015.	1
Mark L. Kleifges (1960)	Treasurer and Chief Financial Officer (serves at the discretion of the Board); since 2003	Treasurer of RMR Advisors, Inc. since 2004 (Vice President from 2003 to 2004); Executive Vice President of Reit Management since 2008 (Senior Vice President from 2006 to 2008 and Vice President from 2002 to 2006); Treasurer and Chief Financial Officer, Hospitality Properties Trust since 2002; and Treasurer and Chief Financial Officer, Government Properties Income Trust since 2011.	1
Jennifer B. Clark (1961)	Secretary and Chief Legal Officer (serves at the discretion of the Board); since 2002
		Secretary and Clerk of RMR Advisors, Inc. since 2002; Executive Vice President and General Counsel of Reit Management since 2008 (Senior Vice President from 2006 to 2008 and Vice President from 1999 to 2006); Secretary of Hospitality Properties Trust since 2008 (Assistant Secretary from 1996 to 2008); Secretary of Senior Housing Properties Trust since 2008 (Assistant Secretary from 1998 to 2008); Secretary of Five Star Quality Care, Inc. since 2012 (Assistant Secretary from 2001 to 2012); Secretary of TravelCenters of America LLC since 2007; Secretary of Government Properties Income Trust since 2009; Secretary of Select Income REIT since 2011; and Secretary of Equity Commonwealth (formerly CommonWealth REIT) from 2008 to 2014 (Senior Vice President from 1999 to 2008).	1

(1)
The business address of each executive officer is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
(2)
Includes length of time served as an officer of the Fund's predecessor funds.
(3)
RMR Funds is a fund complex consisting of the Fund.

Name, Address and Year of Birth. (1)	Position held with the Fund, current term and length of time served. (2)	Other principal occupation(s) in past 5 years.	Number of portfolios in fund complex overseen by Officer. (3)
Vern D. Larkin (1970)	Chief Compliance Officer (serves at the discretion of the Board) and Director of Internal Audit (serves at the discretion of the Audit Committee); since 2012	Chief Compliance Officer of RMR Advisors, Inc. since 2012; Director of Internal Audit of Hospitality Properties Trust, Senior Housing Properties Trust, Government Properties Income Trust, Select Income REIT, Five Star Quality Care, Inc. and TravelCenters of America LLC since 2012; Vice President, General Counsel and Secretary of Five Star Quality Care, Inc. from 2011 to 2012; Senior Vice President of Reit Management from 2011 to 2012; attorney at Skadden, Arps, Slate, Meagher & Flom LLP from 1998 to 2011; and Director of Internal Audit of Equity Commonwealth (formerly CommonWealth REIT) from 2012 to 2014.	1

(1)
The business address of each executive officer is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
(2)
Includes length of time served as a trustee of the Fund's predecessor funds.
(3)
RMR Funds is a fund complex consisting of the Fund.
(4)
Fernando Diaz was appointed President and Sr. Portfolio Manager on February 20, 2015.

WWW.RMRFUNDS.COM

Item 2.    Code of Ethics.

(a)
As of the period ended December 31, 2014, the registrant had adopted a code of ethics, as defined in Item 2(b) of Form N-CSR,that applies to the registrant's principal executive officer and principal financial officer.

(c)
The registrant has not made any amendment to its code of ethics during the covered period.

(d)
The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

(f)
The registrant's code of ethics has been posted on its Internet website at http://www.rmrfunds.com. A copy of the code of ethics may also be obtained free of charge by writing to Investor Relations, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458.

Item 3.    Audit Committee Financial Expert.

(a)(1)	The registrant's board of trustees has determined that the registrant has at least one member serving on the registrant's audit committee (the "Audit Committee") that possesses the attributes identified in Item 3 of Form N-CSR to qualify as an "audit committee financial expert."
(a)(2)	The name of the audit committee financial expert is Arthur G. Koumantzelis. Mr. Koumantzelis has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed by the registrant's independent accountant for audit services were $46,250 for the fiscal year ended December 31, 2014, and $44,500 for the fiscal year ended December 31, 2013.
(b)	Audit-Related Fees: The aggregate fees billed by the registrant's independent accountant for audit-related services were $0 for the fiscal years ended December 31, 2014 and December 31, 2013.
(c)
Tax Fees: The aggregate fees billed by the registrant's independent accountant for tax compliance services were $11,685 during the fiscal year ended December 31, 2014, and $11,235 during the fiscal year ended December 31, 2013. The nature of the tax services comprising the fees for the fiscal years ended December 31, 2014 and December 31, 2013 were the review of the registrant's federal and state income tax returns and tax compliance procedures.
(d)	All Other Fees: The aggregate fees billed by the registrant's independent accountant for other services were $0 during the fiscal years ended December 31, 2014 and December 31, 2013.

(e)
Audit Committee Pre-Approval Policies and Procedures: The registrant's Audit Committee is required to pre-approve all audit and non-audit services provided by the independent accountant to the registrant and certain affiliated persons of the registrant. In considering a requested approval, the Audit Committee will consider whether the proposed services are consistent with the rules of the Securities and Exchange Commission ("SEC") on the independent accountant's independence. The Audit Committee will also consider whether the independent accountant is best positioned to provide the most effective and efficient service, considering its familiarity with the registrant's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the registrant's ability to manage or control risk or improve audit quality. All factors will be considered as a whole, and no one factor will necessarily be determinative. The Audit Committee may delegate approval authority to its chair or one or more of its members who are not "interested persons" of the registrant as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). The member or members to whom such authority is delegated will report, for informational purposes only, any approvals to the Audit Committee at its next regularly scheduled quarterly meeting. This policy does not delegate the Audit Committee's responsibilities to approve services performed by the independent accountant to the registrant's executive officers or RMR Advisors, Inc. (the "Advisor"), the registrant's investment adviser. The Audit Committee may, with respect to a category of services, generally approve services, subject to any general limitations and restrictions it may determine, and subject further to specific approval by a delegated member or members of the Audit Committee.
(e)(2)	Percentages of Services: None.
(f)	Not applicable.
(g)
There were no non-audit fees billed by the independent accountant for services rendered to the registrant or the Advisor for the fiscal years ended December 31, 2014 and December 31, 2013, except for tax compliance services rendered to the registrant described in subparagraph (c) above.
(h)	Not applicable.

Item 5.    Audit Committee of Listed Registrants.

(a)
The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the registrant's Audit Committee are John L. Harrington, Arthur G. Koumantzelis and Jeffrey P. Somers.

(b)
Not applicable.

Item 6.    Investments.

        The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Attached to this Form N-CSR as Exhibit 12(c) is a copy of the proxy voting policies and procedures of the registrant.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

        Fernando Diaz.    Mr. Diaz is the President of the registrant and the registrant's Senior Portfolio Manager since February 2015. Mr. Diaz served as a Vice President and portfolio manager of the registrant between May 2007 and February 2015; prior to the registrant's merger with Old RMR Real

Estate Income Fund or Old RIF on January 20, 2012, Mr. Diaz was a Vice President and a portfolio manager of Old RIF, both offices he served in from May 2007 until the closing of such merger on January 20, 2012. Mr. Diaz is also Vice President of RMR Advisors, Inc. (since 2007), and was Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group (from 2001 to 2006); and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC (from 2006 to 2007).

        Adam D. Portnoy.    Mr. Portnoy is a Managing Trustee of the registrant and has served in that office since March 2009. Mr. Portnoy was also the President of the registrant from May 2007 to February 2015. Prior to the registrant's merger with Old RIF on January 20, 2012, Mr. Portnoy was a Managing Trustee of Old RIF (from March 2009) and the President and a portfolio manager of Old RIF (each from May 2007), each being offices he served in until the closing of such merger of January 20, 2012. Mr. Portnoy is President, an owner and a Director of RMR Advisors, Inc. (since 2007; Executive Vice President from 2003 to 2007); Mr. Portnoy is also President, an owner, Chief Executive Officer and a Director of Reit Management & Research LLC (since 2006; Vice President from 2003 to 2006); Managing Trustee of Hospitality Properties Trust (since 2007); Managing Trustee of Senior Housing Properties Trust (since 2007); Managing Trustee of Government Properties Income Trust (since 2009; President from 2009 to 2011); Managing Trustee of Select Income REIT (since 2011), and was a Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) (2006-2014); Executive Vice President (2003 - 2006); President (2011-2014)). Mr. Portnoy is the son of a Barry M. Portnoy, a Managing Trustee of the registrant and a portfolio manager of the registrant.

        Barry M. Portnoy.    Mr. Portnoy is a Managing Trustee of the registrant and has served in that office since its inception. Prior to the registrant's merger with Old RIF on January 20, 2012, Mr. Portnoy was a Managing Trustee and a portfolio manager of Old RIF, both offices he served in from Old RIF's inception until the closing of such merger on January 20, 2012. Mr. Portnoy is a Director, owner and Vice President of RMR Advisors, Inc. (since 2002); Mr. Portnoy is also the Founder, an owner and Director of Reit Management & Research LLC and its predecessor (since 1986; Chairman since 1998); Managing Trustee of Hospitality Properties Trust (since 1995); Managing Trustee of Senior Housing Properties Trust (since 1999); Managing Director of Five Star Quality Care, Inc. (since 2001); Managing Director of TravelCenters of America LLC (since 2006); Managing Trustee of Government Properties Income Trust (since 2009); Managing Trustee of Select Income REIT (since 2011); and was a Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) (1986-2014).

        The portfolio managers generally function as a team. Generally, Mr. Barry Portnoy and Mr. Adam Portnoy provide strategic guidance to the team, while Mr. Fernando Diaz is in charge of substantially all of the day to day operations, research and trading functions. The length of time served in positions with the registrant and Old RIF by Messrs. Diaz, Adam Portnoy and Barry Portnoy include time served in those positions with such funds' predecessor funds.

        The foregoing information regarding the registrant's portfolio managers is as of February 20, 2015.

        As of December 31, 2014, none of the portfolio managers were primarily responsible for the day to day management of the portfolio of any other account.

        CONFLICTS OF INTEREST:    Because the portfolio managers are only responsible for the day to day management of the registrant's account, they are not subject to conflicts of interest arising as a result of managing the investments of multiple accounts. Nonetheless, the portfolio managers may have conflicts of interest with respect to the brokers selected to execute portfolio transactions for the registrant. Subject to the supervision of the registrant's board of trustees, RMR Advisors, Inc., the registrant's investment adviser (the "Advisor"), is authorized to employ such securities brokers and dealers for the purchase and sale of fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the registrant, the Advisor seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

        Thus, a portfolio manager might have a conflict of interest with respect to the brokers selected to execute portfolio transactions for the registrant since the Advisor may select brokers that furnish the Advisor or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in the Advisor's view, appropriate assistance to the Advisor in the investment decision-making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or all of the Advisor's or its affiliates' clients. Such products and services may disproportionately benefit other client accounts relative to the registrant's account based on the amount of brokerage commissions paid by the registrant and such other client accounts. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. The Advisor may use any such research for the benefit of all or any of its or its affiliates' clients and not just those paying for it.

        The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services the Advisor believes are useful in its decision-making or trade execution processes.

        The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Exchange Act, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns. Because of this, and the low absolute dollar amount that any such higher commissions typically represent, the Advisor believes that the risk of a material conflict of interest developing is limited and will not affect the portfolio managers' professional judgment in managing the registrant's account.

        COMPENSATION:    Mr. Barry Portnoy is a voting, 55% owner of the Advisor, and Mr. Adam Portnoy is a voting, 45% owner of the Advisor. The Advisor pays no direct compensation to Mr. Barry Portnoy for his services, except to the extent of his distributions from the Advisor and his interest in the Advisor's profits, if any. The Advisor pays an annual cash bonus to Mr. Adam Portnoy based upon the discretion of the board of directors of the Advisor. The Advisor's board of directors consists of Messrs. Barry Portnoy, Gerard Martin and Adam Portnoy. Mr. Adam Portnoy receives no other direct compensation from the Advisor for his services, except to the extent of his distributions from the Advisor and his interest in the Advisor's profits, if any.

        The other portfolio manager, Mr. Fernando Diaz, is paid based upon the discretion of the board of directors of the Advisor. Compensation of Mr. Diaz includes base salary, annual cash bonus and he has the opportunity to participate in other employee benefit plans available to all of the employees of the Advisor. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however, these factors, among others, may be considered by individual directors of the Advisor. Other factors which may be considered in setting the compensation of the portfolio manager are his historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where the Advisor is located. Messrs. Barry Portnoy and Adam Portnoy also receive compensation for their services to affiliates of the Advisor.

        The foregoing compensation information is as of December 31, 2014.

        OWNERSHIP OF SECURITIES:    The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of December 31, 2014.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Registrant as of December 31, 2014.
Fernando Diaz	$10,001 - $50,000
Adam D. Portnoy	Over $1,000,000*
Barry M. Portnoy	Over $1,000,000*

*
Includes certain equity securities of the registrant directly owned by the Advisor that may be deemed to be beneficially owned by Messrs. Barry Portnoy and Adam Portnoy as a result of their ownership of the Advisor; Messrs. Barry Portnoy and Adam Portnoy disclaim beneficial ownership of equity securities of the registrant directly owned by the Advisor except to the extent they may have a pecuniary interest therein.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        During the fiscal year ended December 31, 2014, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.    Submission of Matters to a Vote of Security Holders.

        There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K.

Item 11.    Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)
(2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)
Proxy Voting Policies and Procedures of the registrant are attached hereto.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR REAL ESTATE INCOME FUND
By:	/s Fernando Diaz Fernando Diaz President

Date: February 27, 2015

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Fernando Diaz Fernando Diaz President

Date: February 27, 2015

By:	/s/ Mark L. Kleifges Mark L. Kleifges Treasurer

Date: February 27, 2015

QuickLinks

  Item 1. Reports to Stockholders.
NOTICE CONCERNING INFORMATION CONTAINED IN THIS REPORT
NOTICE CONCERNING LIMITED LIABILITY
NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP
RMR Real Estate Income Fund Portfolio of Investments – December 31, 2014
RMR Real Estate Income Fund Financial Statements
RMR Real Estate Income Fund Financial Highlights
RMR Real Estate Income Fund Notes to Financial Statements December 31, 2014
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Audit Committee of Listed Registrants.
  Item 6. Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
  Item 8. Portfolio Managers of Closed-End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
SIGNATURES